Transactions in Foreign Currency	12 Months Ended
Dec. 31, 2021
Disclosure About The Transactions In Foreign Currency [Abstract]
Transactions in foreign currency
5.	Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendence of Banks, Insurance and Pension Funds Administration. As of December 31, 2021 the exchange rates for transactions in United States dollars, published by this institution, were S/3.975 for purchase and S/3.998 for sale (S/3.618 for purchase and S/3.624 for sale as of December 31, 2020).

As of December 31, 2021 and 2020, the Group had the following assets and liabilities in United States dollars:

	2021	2020
	US$(000)	US$(000)

Assets
Cash and cash equivalents	51,343	15,356
Advances to suppliers for work in progress	9,210	4,242
Trade and other receivables	4,946	4,587
	65,499	24,185
Liabilities
Trade and other payables	(10,356)	(11,314)
Interest-bearing loans and borrowings	(149,612)	(149,612)
	(159,968)	(160,926)
Cross currency swap position	132,000	150,000
Net monetary position	37,531	13,259

As of December 31, 2021 and 2020, the Group has cash currency hedging agreements for its bonds (denominated in US dollars), see note 16. Of the US$132,000,000 and US$150,000,000 shown in the swap position as of December 31, 2021 and 2020, respectively, there are underlying liabilities in the amount of US$131,612,000 and the difference of US$ 388,000 and US$18,388,000 is maintained as derivative financial instruments at fair value through profit or loss.

During 2021, the net loss originated by the exchange difference was approximately S/7,086,000 (the net loss from exchange difference amounted to S/9,831,000 during 2020 and net gain from exchange difference amounted to S/729,000 during 2019). All these results are presented in the caption “(Loss) gain from exchange difference, net” of the consolidated statement of income.